NUMBER         The shares represented by this certificate have not been   SHARES
00223          registered under the United States Securities Act of 1933, as amended (the "1933 Act") and may not be sold, directly or indirectly for a U.S. person of in the United States, as each such term is defined in Regulation S promulgated under the 1933 Act, except pursuant to an effective registration statement under the 1933 Act or an exemption from registration thereunder or otherwise in accordance with the provisions of Regulation S.

                       TECHNOLOGY FLAVORS & FRAGRANCES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 87869A 10 4

THIS CERTIFIES THAT

is the registered holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK WITH A PAR VALUE OF U.S. $0.01 PER SHARE

in the Capital of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation as now or hereafter amended.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.


/s/ Philip Rosner        COUNTERSIGNED AND REGISTERED                                  COUNTERSIGNED AND REGISTERED
                         THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, NEW YORK   MONTREAL TRUST COMPANY OF CANADA  VANCOUVER
                         CO-TRANSFER AGENT AND REGISTRAR                               TRANSFER AGENT AND REGISTRAR       TORONTO

/s/ Paul W. Hoffmann
                         By _________________________________________________          By_________________________________________
                                          Authorized Officer                                        Authorized Officer

                         The Shares represented by this Certificate are transferable at the offices of Montreal Trust Company of Canada, Vancouver, B.C. or Toronto, Ont. and New York, New York

    The Corporation will furnish to any stockholder without charge upon request to the Transfer Agent named on the face of this Certificate a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferenced and/or rights.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM -- as tenants in common          UNIF GIFT MIN ACT -- ............Custodian...........
   TEN ENT -- as tenants by the entireties                         (Cust)              (Minor)
   JT TEN  -- as joint tenants with right of                       under Uniform Gift to Minors
              survivorship and not as tenants                      Act...........................
              in common                                                        (State)
              Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

Please insert social insurance or other
identifying number of assignee

 _______________________
|                       |
|_______________________|


_______________________________________________________________________________
                        (Name and address of transferor)

_______________________________________________________________________________


_________________________________________________________________________shares registered in the name of the undersigned on the books of the Corporation named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints


___________________________________________________________________the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

    This transfer is being made through the facilities of The Toronto Stock Exchange in a customary broker's transaction and does not result from an offer to a person in, directed selling efforts in, or so far as I/we know, prearrangement with a buyer in, the United States. I/we do not know that the transferee is a U.S. person or a dealer. No remuneration is being paid other than customary broker's commission.







__________________________________       _________________________________
     (Signature of Witness)                  (Signature of Shareholder)



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE OF THE TRANSFEROR MUST BE GUARANTEED BY A BANK, TRUST COMPANY OR REGISTERED SECURITIES DEALER.


SIGNATURE GUARANTEED BY:__________________________________________________